      As filed with the Securities and Exchange Commission on May 28, 2002
                                                              File No. 333-84254
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                           POST-EFFECTIVE AMENDMENT TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                TOYS "R" US, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                Delaware                                22-3260693
    (State or Other Jurisdiction of                  (I.R.S. Employer
     Incorporation or Organization)               Identification Number)

                                  461 From Road
                            Paramus, New Jersey 07652
                                 (201) 262-7800
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

                             -----------------------

                                 Louis Lipschitz
              Executive Vice President and Chief Financial Officer
                                Toys "R" Us, Inc.
                                  461 From Road
                            Paramus, New Jersey 07652
                                 (201) 262-7800
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent for Service)

                             -----------------------

                                   Copies to:

    Glenn M. Reiter, Esq.                              Abigail Arms, Esq.
  Simpson Thacher & Bartlett                          Shearman & Sterling
     425 Lexington Avenue                             599 Lexington Avenue
New York, New York 10017-3954                    New York, New York 10022-6069
        (212) 455-2000                                   (212) 848-4000

                            -----------------------

         Approximate date of commencement of proposed sale to public: Not applicable.
         If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|
         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |_|
         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|
         If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|
         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

                            -----------------------


================================================================================

                                EXPLANATORY NOTE

      This post-effective amendment to the registration statement is being filed pursuant to Rule 462(d) under the Securities Act of 1933, as amended, solely to file the definitive versions of the agreements and other instruments, the forms of which were previously filed. This post-effective amendment consists of the registration statement facing page, this page, the signature page, an exhibit index and such exhibits.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, Toys "R" Us, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment (this "Post-Effective Amendment") to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Paramus, State of New Jersey, on this 28th day of May, 2002.

                                   TOYS "R" US, INC.


                                   By:                     *
                                       --------------------------------------
                                       John H. Eyler, Jr.
                                       Chairman, Chief Executive Officer
                                       and President




         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated.


Signature                         Title                                                Date


                   *              Chairman, Chief Executive Officer and President      May 28, 2002
--------------------------------- (Principal Executive Officer)
John H. Eyler, Jr.


/s/ Louis Lipschitz               Executive Vice-President and Chief Financial
--------------------------------- Officer (Principal Financial Officer)                May 28, 2002
Louis Lipschitz


                   *              Senior Vice President and Corporate Controller       May 28, 2002
--------------------------------- (Principal Accounting Officer)
Dorvin D. Lively


                   *              Director, Chairman Emeritus                          May 28, 2002
---------------------------------
Charles Lazarus


                   *              Director                                             May 28, 2002
---------------------------------
RoAnn Costin


                   *              Director                                             May 28, 2002
---------------------------------
Roger Farah


                   *              Director                                             May 28, 2002
---------------------------------
Peter A. Georgescu


Signature                         Title                                                Date

                   *              Director                                             May 28, 2002
---------------------------------
Michael Goldstein


                   *              Director                                             May 28, 2002
---------------------------------
Calvin Hill


                   *              Director                                             May 28, 2002
---------------------------------
Nancy Karch


                   *              Director                                             May 28, 2002
---------------------------------
Shirley Strum Kenny


                   *              Director                                             May 28, 2002
---------------------------------
Norman S. Matthews


                   *              Director                                             May 28, 2002
---------------------------------
Arthur B. Newman


*        Signed by Louis Lipschitz as attorney-in-fact.

                                  EXHIBIT INDEX

Exhibit
  No.         Description
-------       -----------

1.1 Underwriting Agreement dated May 21, 2002 between the Registrant and the Underwriters listed therein relating to the Registrant's Equity Security Units.

4.1 Purchase Contract Agreement dated as of May 28, 2002 between the Registrant and The Bank of New York, as purchase contract agent.

4.2           Certificate representing the Registrant's Equity Security Units.

4.3 Indenture dated as of May 28, 2002 between the Registrant and The Bank of New York, as trustee.

4.4 First Supplemental Indenture relating to the Senior Notes to be issued in connection with the Registrant's Equity Security Units dated as of May 28, 2002 between the Registrant and The Bank of New York, as trustee.

4.5 Certificate representing the Registrant's Senior Note issued in connection with Registrant's Equity Security Units.

4.6 Pledge Agreement dated as of May 28, 2002 among the Registrant, JPMorgan Chase Bank, as collateral agent, custodial agent and securities intermediary, and The Bank of New York, as purchase contract agent.